Exhibit 6.3

INSTRUMENT OF TRANSFER

OCEAN BLUE INTERNATIONAL GROUP LIMITED

DEREK T DIASTI	(Transferor)

OF 2/F, DELI BUILDING, NO. 139, YIYUAN ROAD, NANSHAN DISTRICT, SHENZHEN

in consideration of the Sum of Hongkong Dollar 5,000

paid to us by (name in full)     SUN DENTAL HOLDINGS, LLC

(occupation)                     CORPORATE

of (full address)      4908 CREEKSIDE DR. SUITE B CLEARWATER, FL 33760 USA

(hereinafter called “the said Transferee”) do hereby transfer to the said Transferee the 5,000

SUBSCRIBER SHARES              share numbered

standing in our name in the Register of

OCEAN BLUE INTERNATIONAL GROUP LIMITED

to hold unto the said Transferee his Executors, Administrators or Assigns, Subject to the several conditions upon which we hold the same at the of execution hereof. And we the said Transferee do hereby agree to take the said Shares subject to the same conditions.

Witness our hands the                      day of             8 MAY 2014

Signed by the transferor in            )

the present of:	DEREK T DIASTI
Witness signature:	/s/ Derek T Diasti
(Transferor)
Address: 2/F, DELI BUILDING, NO. 139) , YlYUAN ROAD, NANSHAN) DISTRICT, SHENZHEN)

Signed by the transferee in the present of:	SUN DENTAL HOLDINGS, LLC
Witness signature:
Address: 4908 CREEKSIDE DR. SUITE B)	/s/ Derek T Diasti
CLEARWATER, FL) 33760 USA)	(Transferee)

SOLD NOTE

Name of Purchaser (Transferee): SUN DENTAL HOLDINGS, LLC

Address: 4908 CREEKSIDE DR. SUITE B CLEARWATER, FL 33760 USA

(occuption)                         CORPORATE

Name of Company in which the shares to be transferred:

OCEAN BLUE INTERNATIONAL GROUP LIMITED

Number of Shares 5,000 SUBSCRIBER SHARES of HK$ 1.00 each

Consideration:                    HK$5,000

DEREK T DIASTI

/s/ Derek T. Diasti
(Transferor)

Hong Kong, Dated:         8 MAY 2014

INSTRUMENT OF

TRANSFER ENDORSED

BOUGHT NOTE

Name of Seller (Transferor): DEREK T DIASTI

Address 2/F, DELI BUILDING, NO. 139, YlYUAN ROAD, NANSHAN DISTRICT, SHENZHEN

(occuption)                         MERCHANT

Name of Company in which the shares to be transferred:

OCEAN BLUE INTERNATIONAL GROUP LIMITED

Number of Shares: 5,000 SUBSCRIBER SHARES of HK$ 1.00 each

Consideration:                         HK$5,000

SUN DENTAL HOLDINGS, LLC

/s/ Derek T. Diasti
(Transferee)

Hong Kong, Dated:         8 MAY 2014